Exhibit 10.2

FIRST AMENDMENT TO

CREDIT AGREEMENT

among

EPICOR SOFTWARE CORPORATION

and

KEYBANK NATIONAL ASSOCIATION

as Administrative Agent, Sole Book Manager and

Letter of Credit Issuing Lender

and

THE OTHER FINANCIAL

INSTITUTIONS PARTIES HERETO

Dated as of May 1, 2007

Re: $100,000,000 Revolving Credit Facility

$100,000,000 Term Loan Facility

KEYBANC CAPITAL MARKETS,

as Lead Arranger

FIRST AMENDMENT

TO

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 1, 2007, by and among EPICOR SOFTWARE CORPORATION, a Delaware corporation (“Borrower”), the Lenders party hereto, and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Sole Book Manager and Letter of Credit Issuing Lender, and amends that certain Credit Agreement dated as of March 30, 2006 (the “Credit Agreement”) among Borrower, the Lenders, the Administrative Agent and Bank of America, N.A., as Documentation Agent.

RECITALS

A. Borrower, Administrative Agent and the Lenders have agreed to amend the terms of the Credit Agreement to modify certain covenants, definitions and conditions contained therein.

B. Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE 1

WAIVER; AMENDMENT TO CREDIT AGREEMENT

This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Credit Agreement as such terms and provisions were set forth in full therein.

1.1 Definitions. As of the date of this Amendment, the following definitions are hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order as follows:

“SCI” means, as defined in Section 7.1(i) of the Credit Agreement.

“Senior Convertible Indenture” means, as defined in Section 7.1(i) of the Credit Agreement.

1.2 Term Loan Prepayments Upon Issuance of Debt. As of the date of this Amendment, the Administrative Agent and the Requisite Lenders amend Section 2.4(b)(iv) of the Credit Agreement by deleting the words “(other than with respect to any Indebtedness permitted to be incurred pursuant to Section 7.1)” and replacing such words with “(other than with respect to any Indebtedness permitted to be incurred pursuant to Section 7.1 (excluding subsection 7.1(i)).”

1.3 Prohibitions Upon Issuance of Indebtedness. As of the date of this Amendment, the Administrative Agent and the Requisite Lenders amend Section 7.1(h) and (i) of the Credit Agreement by deleting the same in their entirety and inserting the following in lieu thereof:

(h) Subordinated Debt of Borrower to any Person, provided that (A) such Indebtedness contains subordination provisions as reasonably approved by Administrative Agent; and (B) the maturity date of the Subordinated Debt shall not be earlier than the Business Day next following the Term Loan Maturity Date;

(i) Indebtedness represented by senior convertible notes due 2027 (the “SCI”) of the Borrower issued pursuant to an Indenture between the Borrower and U.S. Bank National Association, as trustee named therein (as supplemented in accordance with the terms thereof, the “Senior Convertible Indenture”), in an original principal amount not to exceed U.S.$230,000,000 as more fully described in that certain Form S-3 Registration Statement (and the applicable prospectus supplements) filed (or to be filed) by the Borrower with the United States Securities and Exchange Commission on or about the date hereof; and

(j) other Indebtedness not included in (a) through (i) above and not exceeding, in the aggregate at any time, 10% of the total consolidated assets of Borrower and its Subsidiaries determined as of the end of the most recent fiscal quarter.

1.4 Dispositions. As of the date of this Amendment, the Administrative Agent and the Requisite Lenders amend Section 7.4 of the Credit Agreement by (a) deleting the word “and” at the end of clause (a) thereof, (b) replacing the “.” at the end of clause (b) thereof with “; and”, and (c) adding a new clause (c) that reads in its entirety as follows:

“(c) Payment on and conversions of the SCI as set forth in the Senior Convertible Indenture.”

1.5 Restricted Payments. As of the date of this Amendment, the Administrative Agent and the Requisite Lenders amend Section 7.6 of the Credit Agreement by (a) deleting the word “and” at the end of clause (e) thereof, (b) replacing the “.” at the end of clause (f) thereof with “; and”, and (c) adding a new clause (g) that reads in its entirety as follows:

“(g) Borrower may honor any conversion request from any holder of the SCI.”

ARTICLE 2

CONDITIONS TO EFFECTIVENESS OF AMENDMENT

2.1 The effectiveness of this Amendment is subject to the fulfillment to the satisfaction of KeyBank National Association, as Administrative Agent under the Credit Agreement (“Administrative Agent”), in its sole discretion, of the following conditions precedent:

(a) Borrower shall have executed and delivered to Administrative Agent this Amendment;

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(b) The Requisite Lenders shall have executed and delivered to Administrative Agent this Amendment;

(c) Administrative Agent shall have received appropriate authorization documents, including borrowing resolutions and certificates of incumbency, confirming to its satisfaction that all necessary corporate and organizational actions have been taken to authorize Borrower to enter into this Amendment; and

(d) Administrative Agent shall have received such other documents, instruments or agreements as Administrative Agent may require to effectuate the intents and purposes of this Amendment.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants to Administrative Agent and Lenders that:

3.1 After giving effect to the amendment of the Credit Agreement pursuant to this Amendment and the consummation of the transactions contemplated hereby (i) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct in all material respects as if made on the date hereof (with references to the Credit Agreement being deemed to include this Amendment) except to the extent such representations or warranties specifically referred to an earlier date, and (ii) there exists no Event of Default under the Credit Agreement after giving effect to this Amendment.

3.2 Borrower has full corporate power and authority to execute and deliver this Amendment, and to perform the obligations of its part to be performed under the Credit Agreement as amended hereby. Borrower has taken all necessary action, corporate or otherwise, to authorize the execution and delivery of this Amendment. No consent or approval of any person, no consent or approval of any landlord or mortgagee, no waiver of any lien or similar right and no consent, license, approval or authorization of any governmental authority or agency is or will be required in connection with the execution or delivery by Borrower of this Amendment or the performance by Borrower of the Credit Agreement as amended hereby.

3.3 This Amendment and the Credit Agreement as amended hereby are, or upon delivery thereof to Administrative Agent will be, the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

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ARTICLE 4

MISCELLANEOUS

4.1 The Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. Except as so amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

4.2 Borrower agrees to pay Administrative Agent on demand for all reasonable expenses, including reasonable fees and costs of attorneys and costs of title insurance, incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished hereunder.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth in the preamble hereto.

EPICOR SOFTWARE CORPORATION, a Delaware corporation, as Borrower

By:	/s/ Vincent Lowder
Name:	Vincent Lowder
Title:	VP, Assistant Treasurer

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Letter of Credit Issuing Lender, Sole Book Manager and Lender

By:	/s/ Raed Y. Alfayoumi
Name:	Raed Y. Alfayoumi
Title:	Vice President

BANK OF AMERICA, N,A., as Documentation Agent and Lender

By:	/s/ Fred L. Thorne
Name:	Fred L. Thorne
Title:	Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:	/s/ Andrew Hietala
Name:	Andrew Hietala
Title:	Vice President

COMERICA BANK, as Lender

By:	/s/ Gary Reagan
Name:	Gary Reagan
Title:	SVP

U.S. BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Dale Parshall
Name:	Dale Parshall
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:
Name:
Title:

, as Lender

By:
Name:
Title: